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                                                                   EXHIBIT 99.1


       STATEMENT REQUIRED BY U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report on Form 10-QSB of PCB Bancorp, Inc., (the "Company") for the quarter ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Phillip R. Carriger, Chief Executive Officer of the Company, and I, David LeVeau, Senior Accounting Officer, certify that


         - the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         - information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/    Phillip R. Carriger
----------------------------------------------------------
Phillip R. Carriger, Chairman and Chief Executive Officer
11/14/02


/s/    David LeVeau
----------------------------------------------------------
David LeVeau, Senior Accounting Officer
11/14/02


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